Tidal Trust II 485BPOS

Exhibit 99.(d)(xvi)(xviii)

EIGHTEENTH AMENDMENT TO THE

TIDAL TRUST II

INVESTMENT ADVISORY AGREEMENT

with

TIDAL INVESTMENTS LLC

This Eighteenth Amendment to the Investment Advisory Agreement (the “Amendment”) is made as of January 14, 2026, by and between TIDAL TRUST II (the “Trust”) and TIDAL INVESTMENTS LLC (the “Adviser”).

BACKGROUND:

A.	The Trust and the Adviser have entered into an Investment Advisory Agreement dated as of August 15, 2023, as amended to date (the “Agreement”) pursuant to which the Adviser is engaged by the Trust to serve as the investment adviser to each Fund identified on the then-current Schedule A to the Agreement.

B.	The Trust and the Adviser desire to amend and restate Schedule A to the Agreement to add new Funds. In particular, the parties desire to amend and restate Schedule A to:

Add the following new Funds:

Defiance 2x Daily Short Pure Quantum Computing Index ETF

Defiance 2x Daily Long Pure Drone and Aerial Automation ETF

Defiance Daily Target 2x Long CLF ETF

Defiance Daily Target 2x Long PLUG ETF

Defiance Daily Target 2x Long UUUU ETF

Defiance Daily Target 2x Long CCJ ETF

Defiance Daily Target 2x Long DNN ETF

Defiance Daily Target 2x Long HL ETF

Defiance Daily Target 2x Long NDAQ ETF

Defiance Daily Target 2x Long PAAS ETF

Defiance Daily Target 2x Long PATH ETF

Defiance Daily Target 2x Long POET ETF

Defiance Daily Target 2x Long COMM ETF

Defiance Daily Target 2x Long AMKR ET

Defiance Daily Target 2x Short RKT ETF

Defiance AdvMicrDev LightningSpread Income ETF

Defiance AAPL LightningSpread Income ETF

Defiance Blkstne LightningSpread Income ETF

Defiance CRCL LightningSpread Income ETF

Defiance COIN LightningSpread Income ETF

Defiance FcBk LightningSpread Income ETF

Defiance MSTR LightningSpread Income ETF

Defiance NVDA LightningSpread Income ETF

Defiance ORCL LightningSpread Income ETF

Defiance PLTR LightningSpread Income ETF

Defiance TSLA LightningSpread Income ETF

Defiance Bitcoin LightningSpread Income ETF

Defiance Ethereum LightningSpread Income ETF

Defiance Gold LightningSpread Income ETF

Defiance Gold Miners LightningSpread Income ETF

Defiance Silver Miners LightningSpread Income ETF

Defiance Solana LightningSpread Income ETF

Defiance XRP LightningSpread Income ETF

Remove the following Funds:

Defiance Daily Target 2X Long JPM ETF

Defiance Daily Target 2x Long PM ETF

Defiance Enhanced Long Vol ETF

Reflect the following change in fee rate:

The Advisory Fee for Defiance Long Pure Quantum ETF is lowered from 1.29% to 0.75%

C.	Section 21 of the Agreement allows for the amendment of the Agreement by a written instrument executed by both parties.

D.	This Background section and the Schedule attached to this Amendment are incorporated by reference into, and made a part of, this Amendment.

TERMS:

NOW, THEREFORE, intending to be legally bound, the parties agree as follows:

1.	The current Schedule A to the Agreement is hereby amended and restated in its entirety as set forth on the Amended and Restated Schedule A attached hereto.

2.	Miscellaneous.

a.	Capitalized terms not defined in this Amendment shall have the respective meanings set forth in the Agreement.

b.	Except as specifically amended by this Amendment, and except as necessary to conform to the intention of the parties herein above set forth, the Agreement shall remain unaltered and in full force and effect and is hereby ratified and confirmed.

c.	The Agreement, as amended hereby, together with its Amended and Restated Schedule A, constitutes the complete understanding and agreement of the parties with respect to the subject matter hereof and supersedes all prior communications with respect thereto. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. The facsimile signature of any party to this Amendment shall constitute the valid and binding execution hereof by such party.

IN WITNESS WHEREOF, the parties have caused this Amendment to be signed by duly authorized representatives as of the date first set forth above.

TIDAL TRUST II		TIDAL INVESTMENTS LLC
on behalf of its series listed on Amended Schedule A

By:	/s/Eric Falkeis	By:	/s/Jay Pestrichelli
Name:	Eric Falkeis	Name:	Jay Pestrichelli
Title:	Principal Executive Officer5VhS]	Title:	Chief Trading Officer
Date:	1/15/2026	Date:	1/15/2026

Amended AND RESTATED

Schedule A

to the

TIDAL TRUST II

INVESTMENT ADVISORY AGREEMENT

with

TIDAL INVESTMENTS LLC

(January 14, 2026)

Fund Name	Advisory Fee
Defiance Nasdaq 100 Enhanced Options & 0DTE Income ETF	0.99%
Defiance S&P 500 Enhanced Options & 0DTE Income ETF	0.99%
Defiance R2000 Enhanced Options & 0DTE Income ETF	0.99%
Defiance Treasury Alternative Yield ETF	0.75%
Defiance Developed Markets Enhanced Options Income ETF	0.99%
Defiance Emerging Markets Enhanced Options Income ETF	0.99%
Defiance Nasdaq 100 Income Target ETF	0.85%
Defiance S&P 500 Income Target ETF	0.85%
Defiance R2000 Income Target ETF	0.85%
Defiance Gold Enhanced Options Income ETF	0.99%
Defiance Silver Enhanced Options Income ETF	0.99%
Defiance Oil Enhanced Options Income ETF	0.99%
Defiance Treasury Enhanced Options Income ETF	0.99%
Defiance Daily Target 2X Long Ether ETF	0.95%
Defiance Daily Target 2X Short MSTR ETF	1.29%
Defiance Daily Target 2X Long RIOT ETF	0.95%

Defiance Daily Target 2X Long Copper ETF	0.95%
Defiance Daily Target 2X Long China Dragons ETF	0.95%
Defiance Daily Target 2X Long LLY ETF	1.29%
Defiance Daily Target 2X Long MSTR ETF	1.29%
Defiance Daily Target 2X Long NVO ETF	1.29%
Defiance Daily Target 2X Long AVGO ETF	1.29%
Defiance Daily Target 2X Long SMCI ETF	1.29%
Defiance Daily Target 2X Long Solar ETF	0.95%
Defiance Daily Target 2X Long Uranium ETF	0.95%
Defiance Daily Target 2X Short Ether ETF	0.95%
Defiance Large Cap ex-Mag 7 ETF	0.35%
Defiance Daily Target 2X Long SOFI ETF	1.29%
Defiance Daily Target 2X Long AMAT ETF	1.29%
Defiance Daily Target 2X Long B ETF	1.29%
Defiance Daily Target 2X Long ORCL ETF	1.29%
Defiance Daily Target 2X Long FSLR ETF	1.29%
Defiance Daily Target 2X Long DKNG ETF	1.29%
Defiance Hot Sauce Daily 3X ETF	1.49%
Defiance AI & Power Infrastructure ETF	0.69%
Defiance Leveraged Long MSTR ETF	1.29%
Defiance Leveraged Long + Income MSTR ETF	1.29%
Defiance Daily Target 2X Long HIMS ETF	1.29%
Defiance Daily Target 2X Long IONQ ETF	1.29%
Defiance Daily Target 2X Long RKLB ETF	1.29%
Defiance Daily Target 2X Long CVNA ETF	1.29%

Defiance Daily Target 2X Long HOOD ETF	1.29%
Defiance Daily Target 2X Long VST ETF	1.29%
Defiance Daily Target 2X Long PENN ETF	1.29%
Defiance Daily Target 2X Long SOUN ETF	1.29%
Defiance Daily Target 2X Long MRVL ETF	1.29%
Defiance Daily Target 2X Long RGTI ETF	1.29%
Defiance Daily Target 2X Short RIOT ETF	1.29%
Defiance Daily Target 2X Short SMCI ETF	1.29%
Defiance Daily Target 2X Short LLY ETF	1.29%
Defiance Daily Target 2X Long DJT ETF	1.29%
Defiance Daily Target 2X Long RDDT ETF	1.29%
Defiance Trillion Dollar Club Index ETF	0.49%
Defiance Nasdaq 100 LightningSpread™ Income ETF	0.99%
Defiance S&P 500 LightningSpread™ Income ETF	0.99%
Defiance Russell 2000 LightningSpread™ Income ETF	0.99%
Defiance Daily Target 2X Short CVNA ETF	1.29%
Defiance Daily Target 2X Short IONQ ETF	1.29%
Defiance Daily Target 2X Short PLTR ETF	1.29%
Defiance Daily Target 2X Short RKLB ETF	1.29%
Defiance Daily Target 2X Long ARM ETF	1.29%
Defiance Daily Target 2X Long UBER ETF	1.29%
Defiance Daily Target 2X Long ANET ETF	1.29%
Defiance Daily Target 2x Long OKLO ETF	1.29%
Defiance Daily Target 2x Long QBTS ETF	1.29%
Defiance Daily Target 2x Short RGTI ETF	1.29%

Defiance Daily Target 2x Short QBTS ETF	1.29%
Defiance Nasdaq 100 Double Short Hedged ETF	1.29%
Defiance 2X Daily Long Pure Quantum ETF	1.29%
Defiance MAGA Seven ETF	0.59%
Defiance Vol Carry Hedged ETF	0.99%
Defiance Enhanced Short Vol ETF	1.49%
Defiance Leveraged Long + Income AAPL ETF	1.49%
Defiance Leveraged Long + Income AMD ETF	1.49%
Defiance Leveraged Long + Income AMZN ETF	1.49%
Defiance Leveraged Long + Income BRK.B ETF	1.49%
Defiance Leveraged Long + Income COIN ETF	1.49%
Defiance Leveraged Long + Income GOOGL ETF	1.49%
Defiance Leveraged Long + Income HIMS ETF	1.49%
Defiance Leveraged Long + Income HOOD ETF	1.49%
Defiance Leveraged Long + Income META ETF	1.49%
Defiance Leveraged Long + Income NFLX ETF	1.49%
Defiance Leveraged Long + Income NVDA ETF	1.49%
Defiance Leveraged Long + Income PLTR ETF	1.49%
Defiance Leveraged Long + Income SMCI ETF	1.49%
Defiance Leveraged Long + Income TSLA ETF	1.49%
Defiance Leveraged Long + Income Magnificent Seven ETF	1.49%
Defiance Leveraged Long + Income Nasdaq 100 ETF	1.49%
Defiance Leveraged Long + Income S&P 500 ETF	1.49%
Defiance Leveraged Long + Income Ethereum ETF	1.49%
Defiance Leveraged Long + Income Bitcoin ETF	1.49%

Defiance Leveraged Long + Income CRCL ETF	1.49%
Defiance Leveraged Long + Income CRWV ETF	1.49%
Defiance Leveraged Long + Income GLXY ETF	1.49%
Defiance Daily Target 2X Long AEO ETF	1.29%
Defiance Daily Target 2X Long ALAB ETF	1.29%
Defiance Daily Target 2X Long APLD ETF	1.29%
Defiance Daily Target 2X Long AVAV ETF	1.29%
Defiance Daily Target 2X Long BLSH ETF	1.29%
Defiance Daily Target 2X Long DASH ETF	1.29%
Defiance Daily Target 2X Long ET ETF	1.29%
Defiance Daily Target 2X Long FIG ETF	1.29%
Defiance Daily Target 2X Long IREN ETF	1.29%
Defiance Daily Target 2X Long JOBY ETF	1.29%
Defiance Daily Target 2X Long KTOS ETF	1.29%
Defiance Daily Target 2X Long LMND ETF	1.29%
Defiance Daily Target 2X Long MP ETF	1.29%
Defiance Daily Target 2X Long MRNA ETF	1.29%
Defiance Daily Target 2X Long NBIS ETF	1.29%
Defiance Daily Target 2X Long NVTS ETF	1.29%
Defiance Daily Target 2X Long OSCR ETF	1.29%
Defiance Daily Target 2X Long PONY ETF	1.29%
Defiance Daily Target 2X Long QS ETF	1.29%
Defiance Daily Target 2X Long RBRK ETF	1.29%
Defiance Daily Target 2X Long RCAT ETF	1.29%
Defiance Daily Target 2X Long ZETA ETF	1.29%

Defiance SCHD Target 10 Income ETF	1.29%
Defiance Leveraged Long BEAM ETF	1.29%
Defiance Leveraged Long SBET ETF	1.29%
Defiance Leveraged Long OPEN ETF	1.29%
Defiance Leveraged Long EOSE ETF	1.29%
Defiance Leveraged Long DOCN ETF	1.29%
Defiance Leveraged Long HTZ ETF	1.29%
Defiance Leveraged Long NEGG ETF	1.29%
Defiance Leveraged Long NMAX ETF	1.29%
Defiance Leveraged Long RUM ETF	1.29%
Defiance Leveraged Long + Income BMNR ETF	1.49%
Defiance Leveraged Long + Income SOFI ETF	1.49%
Defiance Leveraged Long + Income SOL	1.49%
Defiance Leveraged Long + Income XRP	1.49%
Defiance Daily Target 2X Long CHWY ETF	1.29%
Defiance Daily Target 2X Long CAVA ETF	1.29%
Defiance Daily Target 2X Long ELF ETF	1.29%
Defiance Daily Target 2X Long WYNN ETF	1.29%
Defiance Daily Target 2X Long BMNR ETF	1.29%
Defiance Daily Target 2X Long ESLT ETF	1.29%
Defiance Daily Target 2X Long AA ETF	1.29%
Defiance Daily Target 2X Long CAE ETF	1.29%
Defiance Daily Target 2X Long CSCO ETF	1.29%
Defiance Daily Target 2X Long EBAY ETF	1.29%
Defiance Daily Target 2X Long EXEL ETF	1.29%

Defiance Daily Target 2X Long IBKR ETF	1.29%
Defiance Daily Target 2X Long KLAC ETF	1.29%
Defiance Daily Target 2X Long MPWR ETF	1.29%
Defiance Daily Target 2X Long PFE ETF	1.29%
Defiance Daily Target 2X Long SE ETF	1.29%
Defiance Daily Target 2X Long ERIC ETF	1.29%
Defiance Daily Target 2X Long UPS ETF	1.29%
Defiance QTUM Options Income ETF	0.59%
Defiance Daily Target 2X Short BNMR ETF	1.29%
Defiance Daily Target 2X Short CRCL ETF	1.29%
Defiance Daily Target 2X Short AMD ETF	1.29%
Defiance Daily Target 2X Short APP ETF	1.29%
Defiance Daily Target 2X Short ASTS ETF	1.29%
Defiance Daily Target 2X Short AVGO ETF	1.29%
Defiance Daily Target 2X Short BBAI ETF	1.29%
Defiance Daily Target 2X Short HIMS ETF	1.29%
Defiance Daily Target 2X Short HOOD ETF	1.29%
Defiance Daily Target 2X Short INTC ETF	1.29%
Defiance Daily Target 2X Short MRVL ETF	1.29%
Defiance Daily Target 2X Short MU ETF	1.29%
Defiance Daily Target 2X Short NVO ETF	1.29%
Defiance Daily Target 2X Short OKLO ETF	1.29%
Defiance Daily Target 2X Short OSCR ETF	1.29%
Defiance Daily Target 2X Short SBET ETF	1.29%
Defiance Daily Target 2X Short TSM ETF	1.29%

Defiance Daily Target 2X Short UNH ETF	1.29%
Defiance Daily Target 2x Long LUNR ETF	1.29%
Defiance Daily Target 2x Long BITF ETF	1.29%
Defiance Daily Target 2x Long CLS ETF	1.29%
Defiance Daily Target 2x Long JMIA ETF	1.29%
Defiance Daily Target 2x Long HPQ ETF	1.29%
Defiance Daily Target 2x Long RKT ETF	1.29%
Defiance Daily Target 2x Long ONDS ETF	1.29%
Defiance Daily Target 2x Long PGY ETF	1.29%
Defiance Daily Target 2x Long PL ETF	1.29%
Defiance Daily Target 2X Short JOBY ETF	1.29%
Defiance Daily Target 2X Short NVTS ETF	1.29%
Defiance Daily Target 2X Short NBIS ETF	1.29%
Defiance Daily Target 2X Short CLSK ETF	1.29%
Defiance Daily Target 2X Short APLD ETF	1.29%
Defiance Daily Target 2X Short CRWV ETF	1.29%
Defiance Daily Target 2X Short UPST ETF	1.29%
Defiance Daily Target 2X Short SMR ETF	1.29%
Defiance Daily Target 2X Short BITF ETF	1.29%
Defiance Daily Target 2X Short SNOW ETF	1.29%
Defiance Daily Target 2X Short IREN ETF	1.29%
Defiance Daily Target 2X Short OPEN ETF	1.29%
Defiance Daily Target 2X Short BE ETF	1.29%
Defiance Daily Target 2X Short ORCL ETF	1.29%
Defiance Daily Target 2X Short ARM ETF	1.29%

Defiance Daily Target 2x Long BE ETF	1.29%
Defiance Daily Target 2x Long BTQ ETF	1.29%
Defiance Daily Target 2x Long JBLU ETF	1.29%
Defiance Daily Target 2x Long BIIB ETF	1.29%
Defiance Daily Target 2x Long OXY ETF	1.29%
Defiance Daily Target 2x Long WING ETF	1.29%
Defiance Daily Target 2x Long VRTX ETF	1.29%
Defiance Daily Target 2x Long ZIM ETF	1.29%
Defiance Daily Target 2x Long RMBS ETF	1.29%
Defiance Daily Target 2x Long NOK ETF	1.29%
Defiance Daily Target 2X Long ETHM ETF	1.29%
Defiance Daily Target 2X Long WLTH ETF	1.29%
Defiance Long Pure Quantum ETF	0.75%
Defiance 2x Daily Short Pure Quantum Computing Index ETF	[ ]
Defiance 2x Daily Long Pure Drone and Aerial Automation ETF	[ ]
Defiance Daily Target 2x Long CLF ETF	1.29%
Defiance Daily Target 2x Long PLUG ETF	1.29%
Defiance Daily Target 2x Long UUUU ETF	1.29%
Defiance Daily Target 2x Long CCJ ETF	1.29%
Defiance Daily Target 2x Long DNN ETF	1.29%
Defiance Daily Target 2x Long HL ETF	1.29%
Defiance Daily Target 2x Long NDAQ ETF	1.29%
Defiance Daily Target 2x Long PAAS ETF	1.29%
Defiance Daily Target 2x Long PATH ETF	1.29%
Defiance Daily Target 2x Long POET ETF	1.29%

Defiance Daily Target 2x Long COMM ETF	1.29%
Defiance Daily Target 2x Long AMKR ET	1.29%
Defiance Daily Target 2x Short RKT ETF	1.29%
Defiance AdvMicrDev LightningSpread Income ETF	0.99%
Defiance AAPL LightningSpread Income ETF	0.99%
Defiance Blkstne LightningSpread Income ETF	0.99%
Defiance CRCL LightningSpread Income ETF	0.99%
Defiance COIN LightningSpread Income ETF	0.99%
Defiance FcBk LightningSpread Income ETF	0.99%
Defiance MSTR LightningSpread Income ETF	0.99%
Defiance NVDA LightningSpread Income ETF	0.99%
Defiance ORCL LightningSpread Income ETF	0.99%
Defiance PLTR LightningSpread Income ETF	0.99%
Defiance TSLA LightningSpread Income ETF	0.99%
Defiance Bitcoin LightningSpread Income ETF	0.99%
Defiance Ethereum LightningSpread Income ETF	0.99%
Defiance Gold LightningSpread Income ETF	0.99%
Defiance Gold Miners LightningSpread Income ETF	0.99%
Defiance Silver Miners LightningSpread Income ETF	0.99%
Defiance Solana LightningSpread Income ETF	0.99%
Defiance XRP LightningSpread Income ETF	0.99%

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